UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Connecticut Water Service, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing relates to the proposed transaction between SJW Group (“SJW Group”) and Connecticut Water Service, Inc. (“CTWS”) pursuant to the Second Amended and Restated Agreement and Plan of Merger, dated as of August 5, 2018, among SJW Group, Hydro Sub, Inc. and CTWS.

The following is a communication that was distributed to CTWS employees on August 17, 2018.

August 17, 2018

Update on Combination with SJW Group

We want to update you on news related to our combination with SJW Group that has being announced publicly.

The SJW Group Board of Directors, in consultation with external legal and financial advisors, rejected the revised proposal received earlier this week from California Water Service Group to acquire all outstanding shares of SJW Group stock for $70.00 per share in cash.

The recent offer was a 2.6% increase (or a 1.9% increase on an enterprise value basis) from Cal Water’s previous offer of $68.25 per share, which the SJW Board had previously rejected.

The SJW Board also reaffirmed its support of the transaction to acquire Connecticut Water for $70.00 per share in cash. In announcing their decision, SJW pointed to the compelling financial and strategic benefits of the combination with Connecticut Water.

The transaction with Connecticut Water has – to date – received express support from SJW Group stockholders representing more than 31% of SJW Group shares outstanding and is expected to close in the first quarter of 2019.

Connecticut Water Service Board continues to support the SJW transaction, and the unique opportunity to create significant and certain value for Connecticut Water shareholders, while also delivering real benefits for employees, customers and the communities both companies serve.

We continue to work to obtain the necessary regulatory approvals and prepare for the shareholder vote on the transaction with SJW.

We again thank you for your ongoing efforts to service and delivering on our commitments to customers and communities.

If you have any questions, please feel free to contact your supervisor or anyone on the leadership team.    Copies of all public filings, including news releases, related to our process filed with the SEC are regularly posted and available at www.sjw-ctws.com and can be accessed through the company portal.

Consistent with usual policies, all media and investor related inquiries should be forwarded to Dan Meaney at dmeaney@ctwater.com or 860-664-6016.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval from CTWS’s shareholders for the transaction is not obtained; (2) the risk that the regulatory approvals required for the transaction are not obtained, on the terms expected or on the anticipated schedule; (3) the effect of water, utility, environmental and other governmental policies and regulations; (4) litigation relating to the transaction; (5) the ability of the parties to the transaction to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (6) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement between the parties to the proposed transaction; (7) changes in demand for water and other products and services of CTWS; (8) unanticipated weather conditions; (9) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences that could adversely affect CTWS’s facilities, operations, financial condition, results of operations, and reputation; (10) risks that the proposed transaction disrupts the current plans and operations of CTWS; (11) potential difficulties in employee retention as a result of the proposed transaction; (12) unexpected costs, charges or expenses resulting from the transaction; (13) the effect of the announcement or pendency of the proposed transaction on CTWS’s business relationships, operating results, and business generally, including, without limitation, competitive responses to the proposed transaction; (14) risks related to diverting management’s attention from ongoing business operations of CTWS; (15) the trading price of CTWS’s common stock; and (16) legislative and economic developments.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to CTWS’s overall business and financial condition, including those more fully described in CTWS’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, its annual report on Form 10-K for the fiscal year ended December 31, 2017 and its quarterly report on Form 10-Q for the period ended June 30, 2018. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and none of SJW Group, its management, CTWS or its management undertakes any obligation to update or revise any forward-looking statements except as required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of CTWS by SJW Group. In connection with the proposed transaction, SJW Group and CTWS intend to file relevant materials with the SEC, including CTWS’s proxy statement on Schedule 14A. CTWS’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CTWS’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and CTWS’s shareholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from CTWS. Such documents are not currently available.

Participants in Solicitation

SJW Group and its directors and executive officers, and CTWS and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of CTWS’s common stock in respect of the proposed transaction. Information about the directors and executive officers of SJW Group is set forth in the proxy statement for SJW Group’s 2018 Annual Meeting of Stockholders, which was filed with the SEC on March 6, 2018. Information about the directors and executive officers of CTWS is set forth in the proxy statement for CTWS’s 2018 Annual Meeting of Shareholders, which was filed with the SEC on April 6, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.